Exhibit 99.1

CONTACTS:
Dominic Paschel SuccessFactors, Inc. Public & Investor Relations 415-262-4641 dpaschel@successfactors.com
SuccessFactors Announces Record First Quarter Fiscal 2009 Results
Revenues Grow 50%, Cash Flow from Operations of $2.7 million
•	Record revenue of $35.2 million, increase of 50% year-over-year from $23.5 million and 7% sequentially

•	Cash flow generated from operating activities improves to $2.7 million compared to a use of ($4.0) million in Q108

•	Non-GAAP gross margin improves year-over-year from 61% to 77%

•	Non-GAAP operating margin improves year-over-year from minus 77% to minus 9%

•	Reiterates full fiscal year 2009 revenue guidance of 30% annual growth; raises non-GAAP EPS guidance
SAN MATEO, Calif. — April 30, 2009 — SuccessFactors, Inc. (NASDAQ: SFSF), the global leader in on-demand performance and talent management solutions, today announced results for its first fiscal quarter of 2009 which ended March 31, 2009.
“Q1 was a challenging quarter for SuccessFactors, as businesses of all sizes and industries slowed their decision-making and reduced spending on software products and services. Our market was no exception. In the face of this challenging environment, I am proud to report that our team delivered year-over-year revenue growth of 50% in Q1, while improving non-GAAP gross margin by 26% year-over-year, and non-GAAP operating margin by 88%, compared to Q1 2008. We have also sustained our commitment to cash flow positive operations, with positive non-GAAP cash flow of $2.7 million for Q1, improving cash flow 4X over the previous quarter,” said Lars Dalgaard, chief executive officer for SuccessFactors.
“As we said to you in February, we view this economic environment as an appropriate time to increase our focus on expense management and profitability, while continuing to invest in the highest levels of product quality, support, and total value for our customers,” Dalgaard continued. “While we have maintained the highest revenue growth rate in our industry through the recession that began in 2007, we believe that these investments, coupled with a steady improvement in profitability, will enable us to continue to outperform our market when this recession is over.”

SuccessFactors’ results for the first quarter fiscal year 2009:
•	Q1 FY09 Revenue: Q109 revenue was $35.2 million, compared to prior guidance of $34.0 million to $34.5 million, and compared to $23.5 million for the same period last year, an increase of 50% year-over-year, and an increase of 7% sequentially from Q408.
•	Q1 FY09 Cash Flows Generated from Operations: For the quarter ended March 31, 2009, the company generated approximately $2.7 million of cash from operating activities, compared to the $4.0 million use in the quarter ended March 31, 2008, and an increase of 286% sequentially from the $0.7 million generated in Q408. Total cash, cash equivalents and marketable securities at March 31, 2009 was $105.5 million.
•	Q1 FY09 Net Loss per Share: On a GAAP basis, for the quarter ended March 31, 2009, the net loss per common share, basic and diluted, was $0.10. The non-GAAP net loss per common share, basic and diluted, was $0.06, which excludes approximately $2.4 million in stock-based compensation expense, compared to a non-GAAP net loss per share, basic and diluted, of $0.06 in Q408 and $0.34 in Q108, an improvement of 82% year-over-year. GAAP and non-GAAP net loss per common share calculations are based on 56.3 million weighted average shares outstanding during the first quarter of 2009.
Additional First Quarter Fiscal 2009 Highlights:
•	SuccessFactors continues to lead the way among enterprise cloud applications with more than 4.5 million users with one of the world’s largest-known enterprise cloud deployments of 300,000 users by one of the world’s largest retailers. SuccessFactors now has 8 customers with greater than 50,000 users, more than 30 customers with greater than 25,000 users, and more than 100 customers with greater than 10,000 users resulting in the most widely-deployed enterprise cloud application.
•	SuccessFactors appoints former VP of Technology Strategy and acting CTO at eBay, technology industry veteran and cloud visionary, Tom Fisher, to lead SuccessFactors’ cloud strategy and third party developer programs as Vice President of Cloud Computing.
•	SuccessFactors appoints former Yahoo! Executive, Dmitri Krakovsky, as Vice President of Product Management. Previously, Krakovsky was vice president of business and marketplace operations, and sponsored search at Yahoo! He also held vice president of product positions for Yahoo!’s advertiser and publisher group and small business services. Before joining Yahoo! in 2005, Krakovsky spent five years at Intuit where he led the product management team for small-business accounting software, QuickBooks.

•	SuccessFactors announces the availability of EasyReviews, a free, web-based solution for managers to create fast and professional performance reviews for up to 10 users. More information can be found at www.easyreviews.com or http://www.successfactors.com/easyreviews/.
•	SuccessFactors drives business performance in Asia Pacific with number of customers up 160% since 2006. With a 160 percent compounded annual growth rate since early 2006, SuccessFactors has grown its customer base more than 85 percent year-over-year and now has more than 550 customers and 270,000 users with a presence in Asia Pacific, with logins up nearly 100% to 4.4 million in the last 12 months alone. SuccessFactors is also seeing great traction and discernable potential in Japan, Australia, China, Singapore, Korea, New Zealand and India.
•	SuccessFactors appoints Murray Sargant, former SAP APAC Senior Vice President and PeopleSoft APAC executive, as Asia Pacific Vice President of Sales. Before joining SuccessFactors, Sargant served as a senior vice president of sales at SAP, where he focused on new sales, service and delivery for the Asia Pacific region. Prior to joining SAP following Oracle’s 2005 acquisition of PeopleSoft, Sargant oversaw PeopleSoft’s expanding APAC presence since 1998 to include the major markets of Australia, Japan and North Asia, including Hong Kong, China, Korea and Taiwan.
•	SuccessFactors announces that Orange, France Telecom’s leading brand for Internet, television, mobile and other digital services, has deployed SuccessFactors to 13,000 employees in the UK from the Chief Executive Officer down.
Guidance:
SuccessFactors is initiating guidance for its second quarter and is raising its full fiscal year 2009 EPS guidance.
•	Q2 FY09: Revenue for the company’s second fiscal quarter is projected to be in the range of approximately $35.5 million to $35.75 million. Non-GAAP net loss per common share, basic and diluted, is expected to be in the range of approximately ($0.05) to ($0.07). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 56.7 million shares.
•	Full Year FY09: The company is reiterating guidance for full fiscal 2009 revenue of approximately $145 million to $146 million or 30% annual growth. The company now expects the non-GAAP net loss per common share for fiscal 2009 to be in the range of ($0.18) to ($0.22); previous guidance had been in the range of ($0.23) to ($0.27). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 57 million shares.

Conference Call
SuccessFactors will host a conference call to discuss its first quarter fiscal 2009 results today at 2:00 p.m. Pacific Daylight Time. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://www.successfactors.com/investor. In addition, an archive of the webcast can be accessed through the same link until May 15, 2009. Participants who choose to call into the conference call can do so by dialing domestically at 866-923-9739 and internationally at 706-634-0915. A domestic replay will be available at 800-642-1687 or 706-645-9291 internationally, passcode 94796178, until May 15, 2009.
Use of Non-GAAP Financial Information
SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors exclude the impact of stock-based compensation expense recorded under SFAS 123(R). SuccessFactors’ reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. SuccessFactors’ management uses the supplemental non-GAAP financial measures internally to understand, manage and evaluate SuccessFactors’ business and make operating decisions. These non-GAAP financial measures are among the factors SuccessFactors’ management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.
About SuccessFactors, Inc.
SuccessFactors is one of the fastest growing public software companies and the leading provider of on-demand employee performance and talent management solutions. The company enables organizations of every size, and across every industry and geography, to achieve high-performing workforces through goal alignment and execution, talent development and planning, and pay-for-performance initiatives. From 92 customers and approximately 282,000 end users in 2003 to more than 2,700 customers and more than 4.7 million end users today, SuccessFactors’ solutions are widely deployed across 60 industries in over 185 countries in 31 languages. Founded in 2001 with offices around the world, the company employs passionate people focused on revolutionizing the future of work. For more information, visit: http://www.successfactors.com.
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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.
These forward-looking statements include statements about expected revenue, non-GAAP net loss per share and the average weighted share count for the second fiscal quarter of 2009, the full fiscal year 2009, future cash flow, profitability, potential market size, growth and related items. Factors that could cause actual results to differ materially include: our ability to continue to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; levels of new customers; pricing pressures; the uncertain impact of the overall global economic slowdown, including on our customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that our market is at an early stage of development, and it may not develop as rapidly as we anticipate; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; our ability to continue to manage expenses; the impact of unforeseen expenses; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.
Further information on these and other factors that could affect our financial results is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K for 2008 and in the reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.
These documents are or will be available on the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor.
SuccessFactors, Inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
“SuccessFactors” is a trademark of SuccessFactors, Inc., San Mateo, California. Other names used may be trademarks of their respective owners.

SuccessFactors, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	As of March 31,	As of December 31,
	2009	2008
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$44,773	$69,859
Marketable securities	60,726	32,505
Accounts receivable, net of allowance for doubtful accounts	35,427	44,446
Deferred commissions	5,402	5,721
Prepaid expenses and other current assets	3,334	3,224

Total current assets	149,662	155,755
Restricted cash	1,218	1,248
Property and equipment, net	5,916	6,933
Deferred commissions, net of current portion	5,737	6,292
Other assets	379	198

Total assets	$162,912	$170,426

Liabilities and stockholders’ equity (deficit):
Current liabilities:
Accounts payable	$2,912	$1,960
Accrued expenses and other current liabilities	7,770	9,632
Accrued employee compensation	10,418	12,159
Deferred revenue	129,049	128,940
Current portion of capital lease obligations	37	37

Total current liabilities	150,186	152,728
Capital lease obligations, net of current portion	10	19
Deferred revenue, net of current portion	18,745	20,858
Other long-term liabilities	1,594	2,197

Total liabilities	170,535	175,802
Stockholders’ equity (deficit):
Common stock	57	56
Additional paid-in capital	204,443	200,907
Accumulated other comprehensive income	(176)	(74)
Accumulated deficit	(211,947)	(206,265)

Total stockholders’ equity (deficit)	(7,623)	(5,376)

Total liabilities and stockholders’ equity (deficit)	$162,912	$170,426

(1)	The condensed consolidated balance sheet as of December 31, 2008 has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

SuccessFactors, Inc.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
Revenue	$35,220	$23,461
Cost of revenue (1)	8,489	9,336

Gross profit	26,731	14,125

Operating expenses: (1)
Sales and marketing	19,556	21,609
Research and development	5,551	5,209
General and administrative	7,244	6,898
Gain on settlement of litigation, net	—	194

Total operating expenses	32,351	33,910

Loss from operations	(5,620)	(19,785)
Interest income (expense) and other, net	132	640

Loss before provision for income taxes	(5,488)	(19,145)
Provision for income taxes	(194)	(153)

Net loss	$(5,682)	$(19,298)

Net loss per common share, basic and diluted	$(0.10)	$(0.37)

Shares used in computing net loss per common share, basic and diluted	56,315	51,650

(1)	Amounts include stock-based compensation expenses as follows:

	Three Months Ended
	March 31,
	2009	2008
Cost of revenue	$331	$182
Sales and marketing	1,124	785
Research and development	285	215
General and administrative	674	571

SuccessFactors, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2009	2008
Cash flow from operating activities:
Net loss	$(5,682)	$(19,298)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,067	723
Loss on retirement/impairment of fixed asset	(64)	—
Amortization of deferred commissions	1,776	1,593
Stock-based compensation expense	2,414	1,753
Changes in assets and liabilities:
Accounts receivable	9,019	11,450
Deferred commissions	(901)	(1,207)
Prepaid expenses and other current assets	(111)	(1,766)
Other assets	(181)	27
Accounts payable	952	(2,406)
Accrued expenses and other current liabilities	(1,837)	1,384
Accrued employee compensation	(1,741)	(7,949)
Other liabilities	(21)	(64)
Deferred revenue	(2,003)	11,766

Net cash provided by (used in) operating activities	2,687	(3,994)

Cash flow from investing activities:
Restricted cash	29	39
Capital expenditures	(73)	(88)
Proceeds from sale of assets	88	—
Purchases of available-for-sale securities	(55,674)	(11,011)
Proceeds from maturities of available-for-sale securities	26,849	2,000
Proceeds from sales of available-for-sale securities	546	—

Net cash used in investing activities	(28,235)	(9,060)

Cash flow from financing activities:
Proceeds from exercise of stock options, net	539	166
Proceeds from initial public offering, net of offering costs	—	(545)
Principal payments on capital lease obligations	(9)	(18)

Net cash provided by (used in) financing activities	530	(397)

Effect of exchange rate changes on cash and cash equivalents	(68)	48

Net decrease in cash and cash equivalents	(25,086)	(13,403)
Cash and cash equivalents at beginning of period	69,859	82,274

Cash and cash equivalents at end of period	$44,773	$68,871

SuccessFactors, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008

Net loss and net loss per share reconciliations:
GAAP net loss	$(5,682)	$(19,298)
(a) Stock-based compensation as measured under SFAS123R	2,414	1,753

Non-GAAP net loss excluding stock-based compensation expense and other items	$(3,268)	$(17,545)

GAAP net loss per common share — basic and diluted	$(0.10)	$(0.37)

Non-GAAP net loss per common share (excluding stock-based compensation expense) — basic and diluted	$(0.06)	$(0.34)

GAAP shares used in computing net loss per common share, basic and diluted	56,315	51,650

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$40,840	$43,246
(a) Stock-based compensation as measured under SFAS123R	2,414	1,753

Non-GAAP total cost of revenue and operating expenses (total spend)	$38,426	$41,493

Gross profit and gross margin reconciliation:
GAAP gross profit	$26,731	$14,125
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	331	182

Non-GAAP gross profit	$27,062	$14,307

GAAP gross margin percentage	76%	60%

Non-GAAP gross margin percentage	77%	61%

Cost of revenue reconciliation:
GAAP cost of revenue	$8,489	$9,336
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	331	182

Non-GAAP cost of revenue	$8,158	$9,154

Total operating expenses reconciliation:
GAAP operating expenses	$32,351	$33,910
(c) Stock-based compensation in operating expenses as measured under SFAS123R	2,083	1,571

Non-GAAP operating expenses	$30,268	$32,339

Total sales and marketing reconciliation:
GAAP sales and marketing	$19,556	$21,609
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	1,124	785

Non-GAAP sales and marketing	$18,432	$20,824

Total research and development reconciliation:
GAAP research and development	$5,551	$5,209
(e) Stock-based compensation in research and development as measured under SFAS123R	285	215

Non-GAAP research and development	$5,266	$4,994

Total general and administrative reconciliation:
GAAP general and administrative expenses	$7,244	$6,898
(f) Stock-based compensation in general and administrative as measured under SFAS123R	674	571

Non-GAAP general and administrative	$6,570	$6,327

Operating margin reconciliation:
GAAP loss from operations	$(5,620)	$(19,785)
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	331	182
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	1,124	785
(e) Stock-based compensation in research and development as measured under SFAS123R	285	215
(f) Stock-based compensation in general and administrative as measured under SFAS123R	674	571

Non-GAAP loss from operations less SFAS123R	$(3,206)	$(18,032)

Revenue	$35,220	$23,461

Non-GAAP operating margin percentage	(9%)	(77%)